UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2023

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Marina Boulevard, Suite 120 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 17, 2023, Vera Therapeutics, Inc. (the “Company”) announced positive week 36 results from the Company’s Phase 2b ORIGIN clinical trial evaluating its product candidate atacicept in patients with immunoglobulin A nephropathy (“IgAN”). In connection with the data release, the Company released an updated corporate presentation (the “Corporate Presentation”) on its website that includes the week 36 data from the Phase 2b ORIGIN clinical trial referenced above. A copy of the Corporate Presentation is furnished as Exhibit 99.1. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.1 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As noted in Item 7.01, on June 17, 2023, the Company announced positive week 36 results from the Company’s Phase 2b ORIGIN clinical trial evaluating its product candidate atacicept in patients with IgAN. Atacicept is the Company’s potential best-in-class, disease-modifying dual inhibitor of the cytokines B lymphocyte stimulator and a proliferation-inducing ligand. ORIGIN is a multinational, randomized, double-blind, placebo-controlled clinical trial (n=116) evaluating the efficacy and safety of atacicept in patients with IgAN who continue to have persistent proteinuria and remain at high risk of disease progression despite available ACE or ARB therapy.

At week 36 in the prespecified per-protocol (“PP”) analysis, the atacicept 150 mg dose group showed a 43% placebo-adjusted reduction from baseline in proteinuria (p=0.003), compared to 35% in the intent-to-treat (“ITT”) analysis (p=0.012), as shown in Figure 1 below. In the ITT analysis of all randomized patients, patients receiving placebo had an expected decline in kidney function as measured by estimated glomerular filtration rate (“eGFR”), while patients receiving atacicept 150 mg had stable eGFR through week 36, as shown in Figure 2. This difference in eGFR was statistically significant (delta 11%, p=0.038) and clinically significant (5.8 mL/min/1.73 m2). In addition, the atacicept 150 mg group achieved a 64% reduction from baseline at week 36 in Gd-IgA1 (p<0.0001).

Figure 1. UPCR % Change With Atacicept 150 mg at Week 36

Figure 2. eGFR % Change With Atacicept 150 mg Through Week 36

Safety results indicated that atacicept was generally well-tolerated and were consistent with the previously observed safety profile of atacicept, with no increased rate of infections compared to placebo, a low rate (2%) of serious adverse events overall, and no drug discontinuations or interruptions due to hypogammaglobulinemia. Serious treatment-emergent adverse events were observed in 3% of patients receiving atacicept 150 mg and in 9% of placebo patients. These results build upon the prior integrated analysis of atacicept in randomized, double-blind, placebo-controlled clinical trials in over 1,500 patients to date across different indications - in which atacicept was well-tolerated.

Next Steps

Longer term results, including the ongoing eGFR data, from the Phase 2b ORIGIN clinical trial are planned for presentation later in 2023 and 2024. The Company is continuing to advance the pivotal Phase 3 development of atacicept 150 mg. The ORIGIN 3 clinical trial was initiated in June 2023. With the ongoing data from the Phase 2b trial through 2024 and Phase 3 topline results expected in the first half of 2025, if positive, the Company expects to submit a biologics license application (“BLA”) for atacicept in IgAN to the U.S. Food and Drug Administration in the second half of 2025, with a projected commercial launch, if approved, in 2026.

Forward-looking Statements

Statements contained in this Current Report on Form 8-K regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, atacicept’s potential to be a transformational treatment for patients with IgAN and a best-in-class therapy, the therapeutic potential of atacicept’s dual inhibitor approach to treating the cause of IgAN, the Company’s plans to enroll and complete the pivotal Phase 3 ORIGIN 3 trial, and expectations regarding reporting longer term results from the Company’s Phase 2b ORIGIN clinical trial, submitting a BLA and projected commercial launch. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “could,” “expects,” “will,” “potential,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company’s business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company’s filings with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide presentation entitled “Corporate Presentation”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: June 20, 2023

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer